UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2006

HAPC, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-51902	20-3341405
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Madison Avenue

New York, New York 10017

(Address of Principal Executive Offices)(Zip Code)

(212) 418-5070

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On December 28, 2006, HAPC, INC., a Delaware corporation (the “Company”) entered into a subscription agreement (the “Subscription Agreement”) with Sean D. McDevitt, the non-executive chairman of the Board of Directors of the Company, pursuant to which the Company issued and sold to Mr. McDevitt and Mr. McDevitt purchased from the Company 624,286 warrants (the “Warrants”) to purchase common stock, par value $0.0001 per share (the “Common Stock”), of the Company at a purchase price of $0.70 per Warrant, for an aggregate purchase price of $437,000. Each Warrant represents the right to purchase one share of Common Stock at an exercise price of $5.00 per share. The Warrants are exercisable commencing on the later of the Company’s completion of a Business Combination (as defined in the Company’s Amended and Restated Certificate of Incorporation on file with the Secretary of State of the State of Delaware as of the date hereof) or April 11, 2007, and expire on April 11, 2011 or earlier upon the Company’s redemption of the Warrants. The Company may redeem the Warrants in whole, and not in part, at a price of $0.01 per Warrant, at any time after the Warrants become exercisable, provided that Mr. McDevitt receives no less than 30 days written notice prior to the redemption and the last reported sale price of the Common Stock equals or exceeds $8.50 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to Mr. McDevitt. The exercise price and number of shares of Common Stock issuable upon exercise of the Warrants will be subject to future adjustments in the event that the Company subdivides or combines its outstanding shares of Common Stock or issues a stock dividend.

The Company issued and sold the Warrants to Mr. McDevitt in a private placement transaction made in reliance upon the exemption from securities registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D thereunder. Mr. McDevitt is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act.

The foregoing description of the Subscription Agreement and the Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the Subscription Agreement and Form of Warrant filed as Exhibits 99.1 and 99.2 hereto, and each such exhibit is incorporated herein by reference.

This description does not constitute an offer to sell or the solicitation of an offer to buy any securities. The Warrants sold in the private placement have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements under the Securities Act or applicable state securities laws.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Subscription Agreement, dated as of December 28, 2006, by and between HAPC, INC. and Sean D. McDevitt

99.2	Form of Warrant

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAPC, INC.

By:	/s/ Erin Enright
Name:	Erin Enright
Title:	Chief Financial Officer

Dated: January 3, 2007

Index to Exhibits

Exhibit No.	Description
99.1	Subscription Agreement, dated as of December 28, 2006, by and between HAPC, INC. and Sean D. McDevitt

99.2	Form of Warrant